UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2019

Bison Capital Acquisition Corp.

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38120	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

609-610 21st Century Tower

No. 40 Liangmaqiao Road
Chaoyang District, Beijing
China 100016
(Address of principal executive offices, including Zip Code)

(86) 10-8444-6968

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (?230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (?240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ADDITIONAL INFORMATION

BISON CAPTIAL ACQUISITION CORP. (“BISON”) IS CURRENTLY CONTEMPLATING A PROPOSED BUSINESS COMBINATION TRANSACTION WITH XYNOMIC PHARMACEUTICAL, INC. (“XYNOMIC”), AS DESCRIBED IN THIS ITS PRELIMINARY PROXY STATEMETN IN FORM S-4 INITIALLY FILED WITH THE U.S. SECURITIES AND EXCHNAGE COMMISSION (THE “SEC”) ON JANUARY 4, 2019.

SHAREHOLDERS OF BISON AND OTHER INTERESTED PERSONS ARE ADVISED TO READ BISON’S PRELIMINARY PROXY STATEMENT, AND, WHEN AVAILABLE, DEFINITIVE PROXY STATEMENT TO BE FILED WITH THE SEC, IN CONNECTION WITH BISON’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ BISON’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2017 FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF BISON’S OFFICERS AND DIRECTORS AND THEIR RESPECTIVE INTERESTS AS SECURITY HOLDERS IN THE SUCCESSFUL CONSUMMATION OF THE TRANSACTIONS DESCRIBED HEREIN. BISON’S DEFINITIVE PROXY STATEMENT WILL BE DELIVERED TO SHAREHOLDERS OF BISON AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE TRANSACTIONS DESCRIBED IN THIS REPORT. SHAREHOLDERS WILL ALSO BE ABLE TO OBTAIN A FREE COPY OF THE PROXY STATEMENT, AS WELL AS OTHER FILINGS CONTAINING INFORMATION ABOUT BISON, WITHOUT CHARGE, AT THE SEC’S WEBSITE (WWW.SEC.GOV) OR BY CALLING 1-800-SEC-0330. COPIES OF THE PROXY STATEMENT AND OTHER FILINGS WITH THE SEC CAN ALSO BE OBTAINED, WITHOUT CHARGE, BY DIRECTING A REQUEST TO BISON AT 609-610 21ST CENTURY TOWER, NO. 40 LIANGMAQIAO ROAD, CHAOYANG DISTRICT, BEIJING, CHINA.

PARTICIPANTS IN THE SOLICITATION

BISON AND ITS DIRECTORS AND EXECUTIVE OFFICERS AND OTHER PERSONS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATIONS OF PROXIES FROM BISON’S SHAREHOLDERS IN RESPECT OF THE PROPOSED BUSINESS COMBINATION. INFORMATION REGARDING BISON’S DIRECTORS AND EXECUTIVE OFFICERS IS AVAILABLE IN ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2017. ADDITIONAL INFORMATION REGARDING THE PARTICIPANTS IN THE PROXY SOLICITATION AND A DESCRIPTION OF THEIR DIRECT AND INDIRECT INTERESTS WILL BE CONTAINED IN THE PROXY STATEMENT RELATING TO THE TRANSACTION WITH XYNOMIC WHEN IT BECOMES AVAILABLE AND WHICH CAN BE OBTAINED FREE OF CHARGE FROM THE SOURCES INDICATED ABOVE.

DISCLAIMER

THIS REPORT AND THE EXHIBITS HERETO ARE NOT A PROXY STATEMENT OR SOLICITATION OF A PROXY, CONSENT OR AUTHORIZATION WITH RESPECT TO ANY SECURITIES OR IN RESPECT OF THE PROPOSED BUSINESS COMBINATION AND SHALL NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES OF BISON OR XYNOMIC, NOR SHALL THERE BE ANY SALE OF ANY SUCH SECURITIES IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFER, SOLICITATION, OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF SUCH STATE OR JURISDICTION.

FORWARD LOOKING STATEMENTS

THIS REPORT AND THE EXHIBITS HERETO INCLUDE “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE SAFE HARBOR PROVISIONS OF THE U.S. PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. ANY ACTUAL RESULTS MAY DIFFER FROM EXPECTATIONS, ESTIMATES AND PROJECTIONS PRESENTED OR IMPLIED AND, CONSEQUENTLY, YOU SHOULD NOT RELY ON THESE FORWARD-LOOKING STATEMENTS AS PREDICTIONS OF FUTURE EVENTS. WORDS SUCH AS “EXPECT,” “ESTIMATE,” “PROJECT,” “BUDGET,” “FORECAST,” “ANTICIPATE,” “INTEND,” “PLAN,” “MAY,” “WILL,” “COULD,” “SHOULD,” “BELIEVES,” “PREDICTS,” “POTENTIAL,” “CONTINUE,” AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS INCLUDE, WITHOUT LIMITATION, BISON’S EXPECTATIONS WITH RESPECT TO FUTURE PERFORMANCE, ANTICIPATED FINANCIAL IMPACTS OF THE PROPOSED BUSINESS COMBINATION; APPROVAL OF THE BUSINESS COMBINATION TRANSACTIONS BY SECURITY HOLDERS; THE SATISFACTION OF THE CLOSING CONDITIONS TO SUCH TRANSACTIONS; AND THE TIMING OF THE COMPLETION OF SUCH TRANSACTIONS.

SUCH FORWARD-LOOKING STATEMENTS RELATE TO FUTURE EVENTS OR FUTURE PERFORMANCE, BUT REFLECT THE PARTIES’ CURRENT BELIEFS, BASED ON INFORMATION CURRENTLY AVAILABLE. MOST OF THESE FACTORS ARE OUTSIDE THE PARTIES’ CONTROL AND ARE DIFFICULT TO PREDICT. A NUMBER OF FACTORS COULD CAUSE ACTUAL EVENTS, PERFORMANCE OR RESULTS TO DIFFER MATERIALLY FROM THE EVENTS, PERFORMANCE AND RESULTS DISCUSSED IN THE FORWARD-LOOKING STATEMENTS. FACTORS THAT MAY CAUSE SUCH DIFFERENCES INCLUDE, AMONG OTHER THINGS: THE POSSIBILITY THAT THE BUSINESS COMBINATION DOES NOT CLOSE OR THAT THE CLOSING MAY BE DELAYED BECAUSE CONDITIONS TO THE CLOSING MAY NOT BE SATISFIED, INCLUDING THE RECEIPT OF THE REQUISITE SHAREHOLDER AND OTHER APPROVALS, THE PERFORMANCES OF BISON AND XYNOMIC, AND THE ABILITY OF BISON OR, AFTER THE CLOSING OF THE TRANSACTIONS, THE COMBINED COMPANY, TO CONTINUE TO MEET THE NASDAQ CAPITAL MARKET’S LISTING STANDARDS; THE REACTION OF XYNOMIC CUSTOMERS, PROVIDERS, LICENSORS, COLLABORATORS, SERVICES PROVIDERS OR SUPPLIERS TO THE BUSINESS COMBINATION; UNEXPECTED COSTS, LIABILITIES OR DELAYS IN THE BUSINESS COMBINATION TRANSACTION; THE OUTCOME OF ANY LEGAL PROCEEDINGS RELATED TO THE TRANSACTION; THE OCCURRENCE OF ANY EVENT, CHANGE OR OTHER CIRCUMSTANCES THAT COULD GIVE RISE TO THE TERMINATION OF THE BUSINESS COMBINATION TRANSACTION AGREEMENT; AND GENERAL ECONOMIC CONDITIONS.

THE FOREGOING LIST OF FACTORS IS NOT EXCLUSIVE. ADDITIONAL INFORMATION CONCERNING THESE AND OTHER RISK FACTORS ARE CONTAINED IN BISON’S MOST RECENT FILINGS WITH THE SEC. ALL SUBSEQUENT WRITTEN AND ORAL FORWARD-LOOKING STATEMENTS CONCERNING BISON AND XYNOMIC, THE BUSINESS COMBINATION TRANSACTIONS DESCRIBED HEREIN OR OTHER MATTERS AND ATTRIBUTABLE TO BISON, XYNOMIC, XYNOMIC’ SHAREHOLDERS OR ANY PERSON ACTING ON BEHALF OF ANY OF THEM ARE EXPRESSLY QUALIFIED IN THEIR ENTIRETY BY THE CAUTIONARY STATEMENTS ABOVE. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON ANY FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE MADE. NEITHER BISON, XYNOMIC, NOR XYNOMIC’ SHAREHOLDERS UNDERTAKE OR ACCEPT ANY OBLIGATION OR UNDERTAKING TO RELEASE PUBLICLY ANY UPDATES OR REVISIONS TO ANY FORWARD-LOOKING STATEMENT TO REFLECT ANY CHANGE IN THEIR EXPECTATIONS OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED.

Item 1.01 Entry into a Material Definitive Agreement.

On February 22, 2019, Bison Capital Acquisition Corp., a British Virgin Islands company limited by shares (“Bison”), Bison Capital Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of Bison, Xynomic Pharmaceuticals, Inc., a Delaware corporation (“Xynomic”), and Yinglin Mark Xu, an individual residing in Shanghai, China, solely in his capacity as the Shareholder Representative of Xynomic, entered into second amendment (the “Amendment”) to certain Agreement and Plan of Merger, dated as of September 12, 2018 (as amended on February 11, 2019, the “Merger Agreement”), to extend the Outside Date as defined in the Merger Agreement from March 23, 2019 to June 24, 2019 or such earlier date as determined by the board of directors of Bison. The Amendment will take effect upon receipt of Bison shareholders’ approval of an amendment to Memorandum and Articles of Association of Bison dated June 19, 2017 to extend the date on which Bison must complete a business combination from March 23, 2019 to June 24, 2019 or such earlier date as determined by the board of directors of Bison.

A copy of the Amendment is attached to this report as Exhibit 2.1 and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On February 23, 2019, Bison and Xynomic jointly announced the dosing of the first South Korean patient at the Asan Medical Center in South Korea in the on-going global pivotal Phase 3 trial of Xynomic’s abexinostat combined with pazopanib as a first- or second-line therapy against renal cell carcinoma (RCC). Attached as Exhibit 99.1 to this report is a press release issued by Xynomic.

The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Number	Description

2.1	Second Amendment to Agreement And Plan Of Merger dated February 22, 2019
99.1	Press Release of Xynomic

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2019

Bison Capital Acquisition Corp.

By:	/s/ James Jiayuan Tong
James Jiayuan Tong
Chief Executive Officer, Chief Financial Officer and Director

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